SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2003

LaBRANCHE & CO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15251	13-4064735
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Exchange Plaza, New York, New York, 10006	10006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 425-1144

Not Applicable
(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.
None.
(b)	Pro Forma Financial Information.
None.
(c)	Exhibits
99.1 Press Release issued by LaBranche & Co Inc. dated October 1, 2003.

Item 12.  Results of Operations and Financial Condition.

                On October 1, 2003, LaBranche & Co Inc. issued a press release announcing its anticipated financial results for the third quarter of 2003 and commenting on the NYSE investigation of Specialist trading practices as it relates to its subsidiary, LaBranche & Co. LLC.  The information set forth in the press release issued by LaBranche & Co Inc., attached hereto as Exhibit 99.1, is incorporated herein by reference.

Limitation on Incorporation by Reference

                In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

All other Items of this report are inapplicable.

SIGNATURES

                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaBranche & Co Inc.

Date: October 1, 2003	By:	/s/ Harvey S. Traison
Name: Harvey S. Traison
Title: Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by LaBranche & Co Inc. dated October 1, 2003.